Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

In the second quarter of 2015, the Company realigned its operating segments for financial reporting purposes into three reportable segments: Global Business Solutions, Global Financial Solutions, and Network & Security Solutions. Following the realignment, the Company retroactively adjusted all segment related disclosures included within the notes to the consolidated financial statements.

On June 2, 2015, the Company terminated and replaced its previous $1.0 billion senior secured revolving credit facility maturing September 24, 2016 with a new $1.25 billion senior secured revolving credit facility maturing on June 2, 2020 subject to timely reduction of the Company's term loans.

On June 9, 2015, the Company acquired Transaction Wireless, Inc. (TWI), a provider of digital stored value products that offer gift card programs, loyalty incentives, and integrated marketing solutions for retailers, partners, and consumers. The purchase price was approximately $62 million in cash and $3 million in equity. The acquisition will be reported as part of the Network & Security Solutions segment.

On July 10, 2015, the Company entered into an agreement to its senior secured credit facilities providing for incremental term loans of $725 million and €250 million ($276 million), the proceeds of which were used to redeem $955 million of the Company's 7.375% senior secured first lien notes due 2019. Associated with the redemption value, the Company incurred approximately $43 million in interest and call premiums.

On July 20, 2015, the Company filed a registration statement on Form S-1 with the United States Securities and Exchange Commission for a proposed initial public offering of the Company's Class A common stock.